Dreyfus
Variable
Investment Fund,
Money Market
Portfolio
Annual Report


December 31, 1997

Dreyfus Variable Investment Fund, Money Market Portfolio

-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report the performance for the Dreyfus Variable Investment Fund, Money Market Portfolio for the 12-month reporting period ended December 31, 1997. For the period, your Portfolio produced a yield of 5.07% and, after taking into account the effect of compounding, the effective yield was 5.19%.*

Economic Review

   In 1997, the U.S. economy put in its best growth performance of this business cycle to date. In tandem, the labor market tightened markedly, marginally boosting wage inflation towards year-end. Yet price inflation decelerated and bond yields fell. Although corporate profit growth was robust for much of the year, strains began to appear in the second half in some sectors. The Federal Reserve Board (the "Fed") tightened credit early in the year, then subsequently stayed on hold, torn between strong economic reports at home and worsening financial crises overseas. While the problems overseas may slow the U.S. economy somewhat in 1998, incoming evidence indicates little adverse impact on economic activity to date.

   Real Gross Domestic Product ("GDP") grew 3.8% in 1997, its best annual growth since 1988. Almost all the major sectors contributed to growth. Households enjoyed rising real incomes as wage increases outpaced price inflation. Moderate interest rates buoyed housing demand. Tightening factory capacity boosted capital spending, and until late in the year, steady foreign growth kept exports robust. That all these sectors grew simultaneously in a late phase of the business cycle was unusual. The year 1997 also saw a dramatic narrowing of the Federal budget deficit. It is likely that the associated drop in Federal borrowing boosted the supply of credit available to the private sector.

   As mentioned, overall corporate profit growth rebounded in 1997, after slowing in 1996. Profits from domestic sources generally did well. However, profits from international sources began to show strains in the second half, impacted by the rising dollar and by financial stresses overseas. More recently, profits at some companies have been slowed by price weakness.

   Economic data this winter show the economy still quite strong although some leading statistics have begun to signal somewhat slower economic growth for 1998. First, recently slowing export orders and rising import orders imply a widening trade deficit. Second, the number of announced layoffs has begun to rise, indicating some future easing of labor market pressures. Once these leading indicators actually show up in a slowing of the economy, market expectations may shift to anticipate the possibility of a move by the Fed to ease credit. At the start of 1998, there was uncertainty about both the severity of Asian stresses and their impact on the U.S. economy.

Money Market Overview

   The financial turmoil in Asia that started affecting security markets last fall did not have much effect as yet on the money market before the close of 1997. However, shortly after year-end, interest rates began declining. Yet for much of 1997, money market rates stayed within a narrow range.

   Last March, when the Fed raised short-term rates by a quarter point, the money markets responded with a brief spurt in yields. As the year went on, the chief influences on rates continued to be the outlook for inflation in the U.S., which was benign, and prospects for corporate profits, which continued favorable for most of the year. In addition, the customary year-end refinancings sent interest rates up for a while.

   Indeed, until the Asian problems began weakening equity prices, the money markets appeared to be expecting a possible Fed move to raise interest rates. Late in 1997 and especially in early 1998, the picture changed. Lately, the market's expectations have focused more on a possible move by the Fed to reduce interest rates. The reasoning is that such an action would be a preemptive strike against an economic trend that hasn't been mentioned for years -- potential deflation.

Portfolio Focus

   In this interest rate environment, we maintained the average maturity of the Portfolio at approximately the industry average, with occasional periods of shorter or longer maturity, as warranted by market conditions. This provided the Portfolio with liquidity while seeking competitive yields without assuming undue market risks. We believe this strategy has been in the best interest of our shareholders. The currently volatile investment climate requires flexibility on our part as managers. Of course, we will make adjustments to the Portfolio as required by the dynamics of the market.

                                                     Sincerely,

                                                     /s/ Patricia A. Larkin

                                                     Patricia A. Larkin
                                                     Senior Portfolio Manager

January 19, 1998
New York, N.Y.

* Effective yield is based upon dividends declared daily and reinvested monthly. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.



Dreyfus Variable Investment Fund, Money Market Portfolio
-------------------------------------------------------------------------------
Statement of Investments                                                                         December 31, 1997

                                                                                              Principal
Negotiable Bank Certificates of Deposit--12.4%                                                  Amount           Value
--------------------------------------------------------------------------------             -------------    -----------

Bankers Trust Co.
   6.00%, 12/10/98.............................................................               $ 2,000,000     $ 2,000,180
Fuji Bank Ltd. (Yankee)
   5.78%, 1/20/98..............................................................                 2,000,000       2,000,000
Industrial Bank of Japan Ltd. (Yankee)
   5.87%, 1/5/98...............................................................                 1,000,000       1,000,000
Sumitomo Bank Ltd. (Yankee)
   5.67%-5.73%, 1/5/98-4/7/98..................................................                 3,000,000       3,000,000
                                                                                                             ------------
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
   (cost $8,000,180)...........................................................                               $ 8,000,180
                                                                                                             ============


Commercial Paper--56.8%
-------------------------------------------------------------------------------
Abbey National North America
   5.65%, 2/2/98...............................................................               $ 3,000,000     $ 2,985,388
Bankers Trust N.Y. Corp.
   5.66%, 1/20/98..............................................................                 1,000,000         997,097
Canadian Imperial Holdings Inc.
   5.72%, 2/13/98..............................................................                 2,500,000       2,483,164
Chase Manhattan Corp.
   5.65%, 1/26/98..............................................................                 2,000,000       1,992,375
Finova Capital Corp.
   5.82%, 2/23/98..............................................................                 3,000,000       2,974,693
General Electric Capital Corp.
   5.66%, 1/12/98..............................................................                 2,500,000       2,495,760
General Electric Capital Services Inc.
   5.74%, 6/30/98..............................................................                 3,000,000       2,917,500
General Motors Acceptance Corp.
   5.81%, 2/6/98...............................................................                 2,000,000       1,988,520
Goldman Sachs Group L.P.
   5.84%, 1/16/98..............................................................                 3,000,000       2,992,750
Lehman Brothers Holdings Inc.
   5.75%-6.28%, 1/23/98-1/30/98................................................                 3,000,000       2,988,090
Merrill Lynch & Co. Inc.
   5.76%, 1/6/98...............................................................                 2,000,000       1,998,447
Morgan (J.P.) & Co.
   5.80%, 3/25/98..............................................................                 3,000,000       2,960,437
Paine Webber Group Inc.
   5.76%, 3/9/98...............................................................                 3,000,000       2,968,733



Dreyfus Variable Investment Fund, Money Market Portfolio
-------------------------------------------------------------------------------
Statement of Investments (continued)                                                               December 31, 1997

                                                                                              Principal
Commercial Paper (continued)                                                                    Amount           Value
-------------------------------------------------------------------------------              -----------       -----------

Salomon Inc.
   5.84%, 2/2/98...............................................................              $ 2,000,000       $ 1,989,920
Swedbank Inc.
   5.66%, 1/26/98..............................................................                2,000,000         1,992,361
                                                                                                              ------------
   (cost $36,725,235)..........................................................                                $36,725,235
                                                                                                              ============

Corporate Notes--6.2%
-------------------------------------------------------------------------------

Heller Financial Inc.
   5.52%, 3/15/98..............................................................              $ 1,000,000      $ 1,006,786
PHH Corp.
   5.93%, 6/24/98 (a)..........................................................                2,000,000        2,000,000
Salomon Inc.
   5.98%, 2/27/98 (a)..........................................................                1,000,000        1,004,069
                                                                                                             ------------
TOTAL CORPORATE NOTES
   (cost $4,010,855)...........................................................                               $ 4,010,855
                                                                                                             ============

Short-Term Bank Notes--10.8%
-------------------------------------------------------------------------------

BankBoston N.A.
   5.71%, 12/10/98 (a).........................................................              $ 3,000,000      $ 3,000,000
Comerica Bank
   5.71%, 4/17/98 (a)..........................................................                2,000,000        1,999,720
PNC Bank N.A.
   5.67%, 9/2/98 (a)...........................................................                2,000,000        1,999,094
                                                                                                             ------------
TOTAL SHORT-TERM BANK NOTES
   (cost $6,998,814)...........................................................                               $ 6,998,814
                                                                                                             ============

U.S. Government Agencies--3.2%
-------------------------------------------------------------------------------

Federal National Mortgage Association
   Floating Rate Notes
   5.61%, 1/21/98 (a)
   (cost $1,999,943)...........................................................              $ 2,000,000      $ 1,999,943
                                                                                                             ============



Dreyfus Variable Investment Fund, Money Market Portfolio
-------------------------------------------------------------------------------
Statement of Investments (continued)                                                                 December 31, 1997

                                                                                               Principal
Repurchase Agreements--11.0%                                                                     Amount           Value
-------------------------------------------------------------------------------               ------------     -----------
Aubrey G. Lanston & Co., Inc.
   dated 12/31/97, due 1/2/98 in the amount
   of $1,133,346 (fully collateralized by $1,145,000
   U.S. Treasury Notes, 5.875%, due 4/30/98, value
   $1,157,594).................................................................               $ 1,133,000      $ 1,133,000
SBC Warburg Dillon Read Inc.
   dated 12/31/97, due 1/2/98 in the amount
   of $6,002,183 (fully collateralized by $6,204,000
   U.S. Treasury Bills, due 4/2/98, value
   $6,121,556).................................................................                 6,000,000        6,000,000
                                                                                                              ------------
TOTAL REPURCHASE AGREEMENTS
   (cost $7,133,000)...........................................................                                $ 7,133,000
                                                                                                              ============
TOTAL INVESTMENTS
   (cost $64,868,027)..................................................  100.4%                                $64,868,027
                                                                        =======                               ============
LIABILITIES, LESS CASH AND RECEIVABLES.................................    (.4%)                               $  (240,036)
                                                                        =======                               ============
NET ASSETS.............................................................  100.0%                                $64,627,991
                                                                        =======                               ============

Notes to Statement of Investments:
-------------------------------------------------------------------------------

(a)   Variable interest rate--subject to periodic change.

                       See notes to financial statements.


Dreyfus Variable Investment Fund, Money Market Portfolio
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                        December 31, 1997

                                                                                           Cost             Value
                                                                                        ------------     -----------
ASSETS:                       Investments in securities--See Statement of
                                Investments (including Repurchase Agreements
                                of $7,133,000)--Note 2(b)......................         $64,868,027      $64,868,027
                              Cash.............................................                            1,208,884
                              Interest receivable..............................                              225,435
                              Prepaid expenses and other assets................                                  520
                                                                                                         -----------
LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                               27,440
                              Payable for investment securities purchased......                            1,133,000
                              Payable for shares of Beneficial Interest redeemed                             472,798
                              Accrued expenses.................................                               41,637
                                                                                                         -----------
                                                                                                           1,674,875
                                                                                                         -----------
NET ASSETS.....................................................................                          $64,627,991
                                                                                                         -----------
                                                                                                         -----------
REPRESENTED BY:               Paid-in capital..................................                          $64,630,062
                              Accumulated net realized gain (loss) on investments                             (2,071)
                                                                                                         -----------
NET ASSETS.....................................................................                          $64,627,991
                                                                                                         -----------
                                                                                                         -----------
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                           64,630,062
NET ASSET VALUE, offering and redemption price per share.......................                                $1.00
                                                                                                              ======


Statement of Operations                                                                Year Ended December 31, 1997

INVESTMENT INCOME
INCOME                        Interest Income............................                                 $3,465,173
EXPENSES:                     Management fee--Note 3(a)..................               $   304,681
                              Custodian fees.............................                    22,543
                              Professional fees..........................                    16,310
                              Prospectus and shareholders' reports.......                    12,892
                              Registration fees..........................                     2,536
                              Trustees' fees and expenses--Note 3(b).....                     1,510
                              Shareholder servicing costs................                       363
                              Miscellaneous..............................                    10,764
                                                                                        -----------
                                Total Expenses...........................                                   371,599
                                                                                                        -----------
INVESTMENT INCOME--NET...................................................                                 3,093,574
NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 2(b).......................                                    (1,289)
                                                                                                        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                $3,092,285
                                                                                                        ===========

                       See notes to financial statements.

Dreyfus Variable Investment Fund, Money Market Portfolio
-------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                      Year Ended          Year Ended
                                                                                   December 31, 1997   December 31, 1996
                                                                                   _________________   _________________

OPERATIONS:
   Investment income--net.................................................            $  3,093,574       $  2,566,517
   Net realized gain (loss) on investments................................                  (1,289)                (3)
                                                                                     -------------      -------------
         Net Increase (Decrease) in Net Assets Resulting from Operations..               3,092,285          2,566,514
                                                                                     -------------      -------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net.................................................              (3,093,574)        (2,579,096)
                                                                                     -------------      -------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
   Net proceeds from shares sold..........................................              62,971,700        114,999,607
   Dividends reinvested...................................................               3,093,574          2,579,096
   Cost of shares redeemed................................................             (57,622,106)      (106,628,860)
                                                                                     -------------      -------------
         Increase (Decrease) in Net Assets from Beneficial Interest Transactions         8,443,168         10,949,843
                                                                                     -------------      -------------
            Total Increase (Decrease) in Net Assets.......................               8,441,879         10,937,261

NET ASSETS:
   Beginning of Period....................................................              56,186,112         45,248,851
                                                                                     -------------      -------------
   End of Period..........................................................            $ 64,627,991       $ 56,186,112
                                                                                     =============      =============


                       See notes to financial statements.

Dreyfus Variable Investment Fund, Money Market Portfolio
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                                          Year Ended December 31,
                                                           -----------------------------------------------------
PER SHARE DATA:                                             1997        1996        1995       1994        1993
                                                           ------     ------      ------      ------      ------
   Net asset value, beginning of year................       $1.00      $1.00       $1.00       $1.00       $1.00
                                                           ------     ------      ------      ------      ------
   Investment Operations:
   Investment income--net............................        .050       .050        .055        .043        .032
                                                           ------     ------      ------      ------      ------
   Distributions:
   Dividends from investment income--net.............       (.050)     (.050)      (.055)      (.043)      (.032)
                                                           ------     ------      ------      ------      ------
   Net asset value, end of period....................       $1.00      $1.00       $1.00       $1.00       $1.00
                                                           ======     ======      ======      ======      ======

TOTAL INVESTMENT RETURN..............................        5.19%      5.10%       5.66%       4.37%       3.29%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...........         .61%       .62%        .62%         --          --
   Ratio of net investment income to average net assets      5.08%      4.96%       5.51%       4.62%       3.23%
   Decrease reflected in above expense ratios
      due to undertakings by The Dreyfus Corporation.         --          --         .03%        .88%       2.81%
   Net Assets, end of period (000's Omitted).........     $64,628    $56,186     $45,249     $34,728      $7,651



                       See notes to financial statements.

Dreyfus Variable Investment Fund, Money Market Portfolio

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:

   Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the Money Market Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies.
The Series is a diversified portfolio. The Series' investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.

   It is the Series' policy to maintain a continuous net asset value per share of $1.00; the Series has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Series will be able to maintain a stable net asset value per share of $1.00.

   The Fund currently functions as the funding vehicle for the Dreyfus Series 2000 Variable Annuity Contract (the "Account") issued by Mutual Benefit Life Insurance Company ("Mutual Benefit Life"). On July 16, 1991, the Superior Court of New Jersey entered an Order (the "Order") appointing the New Jersey Insurance Commissioner as Rehabilitator of Mutual Benefit Life. The Commissioner was granted immediate exclusive possession and control of, and title to, the business and assets of Mutual Benefit Life, including the assets and liabilities of the Account.

   The Commissioner was empowered by the order to take such steps as he deemed appropriate toward removing the cause and conditions that made rehabilitation necessary. On January 15, 1993, the commissioner Filed the First Amended Plan of Rehabilitation ("Plan") with the Court. The Plan stipulated that the assets and liabilities of the Account would be transferred to a separate account of MBL Life Assurance Corporation ("MBLLAC"), a wholly-owned subsidiary of Mutual Benefit Life. The Plan also provided for the transfer of the ownership of stock of MBLLAC to a Trust. The Commissioner was designated as the sole Trustee of the Trust. On August 12, 1993, the Court rendered an opinion approving the Plan with certain modifications. Two subsequent amendments to the Plan were filed and approved by the Court. None of the modifications or amendments affected the status of the Account. On November 10, 1993, the Court issued an order of Confirmation permitting the implementation of the Plan.

   An order was also issued by the Court on January 28, 1994, approving the form of the Third amended Plan of Rehabilitation, the Election Materials and related documents. On April 29, 1994, the Plan was implemented. Substantially all of the assets of Mutual Benefit Life were transferred to MBLLAC which assumed and reinsured Mutual Benefit Life's restructured insurance liabilities. The stock of MBLLAC was assigned to the Stock Trust and the Commissioner was designated as Trustee.

   In view of the terms and conditions of both the Order and the Plan, applications for new contracts and additional purchase payments under existing contracts are currently not being accepted by the Account. The terms of the Order and the Plan permit redemptions from the Account to continue as requested.

   The proceedings of the New Jersey Insurance Commissioner with respect to Mutual Benefit Life or the Account do not apply to the separate accounts of other life insurance companies that may use the Fund as a funding vehicle for contracts or policies issued by them.

   The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

Dreyfus Variable Investment Fund, Money Market Portfolio

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--Significant Accounting Policies:

   (a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Series' investments.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

   The Series may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Series' Manager, subject to the seller's agreement to repurchase and the Series' agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Series' custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Series will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Series maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

   (c) Dividends to shareholders: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that a net realized capital gain can be offset by a capital loss carryovers, it is the policy of the Series not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The Series has an unused capital loss carryover of approximately $2,150 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1997. If not applied, $850 of the carryover expires in fiscal 2004, and $1,300 expires in fiscal 2005.

NOTE 3--Investment Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to the provisions of an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .50 of 1% of the value of the Series' average daily net assets and is payable monthly.

The Series compensates Dreyfus Transfer, Inc. a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.

   (b) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus Variable Investment Fund, Money Market Portfolio

-------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Trustees
Dreyfus Variable Investment Fund, Money Market Portfolio

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Money Market Portfolio (one of the series constituting the Dreyfus Variable Investment Fund) as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Money Market Portfolio at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                 [GRAPHIC OMITTED]

New York, New York
February 5, 1998

Dreyfus Variable Investment Fund,
Money Market Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                     117AR9712